BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.

(the “Fund”)

Supplement dated November 17, 2020 to the Summary Prospectuses, Prospectuses and Statement of
Additional Information of the Fund, each dated September 28, 2020, as supplemented to date

The Board of Directors of the Fund has approved a proposal pursuant to which, effective on or about March 1, 2021, the Fund will cease to invest in Master Focus Growth LLC (the “Master LLC”) as part of a “master/feeder” structure and will instead operate as a stand-alone fund. In connection with this change, the Fund will enter into a management agreement with BlackRock Advisor, LLC (“BlackRock”), the terms of which will be substantially the same as the current management agreement between BlackRock and the Master LLC, including the management fee rate.

Shareholders should retain this Supplement for future reference.

PR2SAI-19080-1120SUP